UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE BOND FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 31.5%
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.7%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	$3,020,000	$3,040,343	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	4,390,000	4,577,436	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	5,050,000	4,700,050
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,620,000	2,885,694
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	830,000	1,047,969
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,810,000	6,646,239
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,310,000	1,320,671	(a)

Total Automobiles				24,218,402

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,852,623

Media - 1.3%
CBS Corp.	7.625%	1/15/16	2,750,000	3,198,860
Comcast Corp., Notes	6.500%	1/15/15	470,000	518,434
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,085,758
Comcast Corp., Senior Notes	6.500%	1/15/17	1,590,000	1,900,417
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,805,012
Comcast Corp., Senior Notes	5.650%	6/15/35	3,380,000	3,916,680
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	2,660,000	2,667,360	(a)
News America Inc., Senior Notes	4.500%	2/15/21	90,000	101,485
News America Inc., Senior Notes	6.200%	12/15/34	40,000	47,315
News America Inc., Senior Notes	6.650%	11/15/37	730,000	901,813
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	373,188
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	5,590,000	5,664,509
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	3,510,000	4,642,017
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,030,000	2,642,498
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	1,420,000	1,675,766
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	2,540,000	2,708,153
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	236,361
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,510,000	2,841,107
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	255,073
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	401,931
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,060,000	1,163,683

Total Media				40,747,420

Multiline Retail - 0.1%
Target Corp.	4.000%	6/15/13	4,445,000	4,476,066

Specialty Retail - 0.4%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,582,178
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,834,618
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,812,194

Total Specialty Retail				14,228,990

TOTAL CONSUMER DISCRETIONARY				88,523,501

CONSUMER STAPLES - 3.1%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	5,140,000	6,199,287
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,525,948
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,930,000	3,862,899
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,122,632
Diageo Finance BV	3.250%	1/15/15	4,070,000	4,265,767
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,610,000	3,649,270
Heineken NV, Senior Notes	1.400%	10/1/17	1,560,000	1,552,907	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	460,000	478,560
PepsiCo Inc., Senior Notes	0.700%	8/13/15	5,230,000	5,237,824
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	130,478

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Beverages - continued
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	$6,890,000	$7,567,328	(a)

Total Beverages				36,592,900

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	210,000	207,026
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,858,458	10,392,441
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	616,232	766,835
Safeway Inc., Senior Notes	3.950%	8/15/20	300,000	306,556
Safeway Inc., Senior Notes	4.750%	12/1/21	2,260,000	2,432,816
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	511,837
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	3,170,000	4,181,788

Total Food & Staples Retailing				18,799,299

Food Products - 0.4%
Cadbury Schweppes US Finance LLC	5.125%	10/1/13	220,000	224,347	(a)
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	3,948,000	4,711,018
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	3,940,000	4,119,747
Mondelez International Inc., Senior Notes	5.375%	2/10/20	3,592,000	4,273,679
WM Wrigley Jr Co., Senior Notes	4.650%	7/15/15	900,000	959,277

Total Food Products				14,288,068

Tobacco - 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,590,000	5,004,040
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,830,000	5,466,686
Altria Group Inc., Senior Notes	2.850%	8/9/22	4,020,000	3,952,034
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	4,330,000	4,357,192	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,270,000	1,615,735
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	4,140,000	4,271,163
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	3,160,000	3,118,462
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	2,370,000	2,436,104
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	101,167
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,620,000	1,601,684
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	262,016

Total Tobacco				32,186,283

TOTAL CONSUMER STAPLES				101,866,550

ENERGY - 4.4%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	656,119
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	3,520,000	4,091,849
Transocean Inc., Senior Notes	6.375%	12/15/21	1,370,000	1,595,058

Total Energy Equipment & Services				6,343,026

Oil, Gas & Consumable Fuels - 4.2%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	498,429
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	9,000,000	10,742,508
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	215,419
Apache Corp., Senior Notes	3.250%	4/15/22	2,030,000	2,105,699
Apache Corp., Senior Notes	5.100%	9/1/40	3,810,000	4,098,699
Apache Corp., Senior Notes	4.750%	4/15/43	590,000	603,244
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	660,000	678,425
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	222,648
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,398,633
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	390,000	414,047
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	3,480,000	3,595,282
Conoco Funding Co.	7.250%	10/15/31	350,000	499,029
ConocoPhillips, Notes	6.500%	2/1/39	40,000	53,489
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,650,000	3,580,002
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,910,000	1,913,073
Devon Energy Corp., Senior Notes	5.600%	7/15/41	3,900,000	4,261,421
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	930,000	1,261,186
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,771,576
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	60,000	70,255

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	$10,380,000	$10,570,815
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	260,000	305,707
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	580,000	671,926
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	2,470,000	2,802,556
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	870,000	888,159
Hess Corp., Notes	8.125%	2/15/19	480,000	619,932
Hess Corp., Notes	7.875%	10/1/29	1,850,000	2,386,335
Hess Corp., Notes	7.300%	8/15/31	2,020,000	2,509,569
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,430,160
Kerr-McGee Corp., Notes	7.875%	9/15/31	640,000	838,782
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,215,000	3,314,884
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	69,751
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	200,000	250,855
Kinder Morgan Energy Partners LP, Senior Notes	3.950%	9/1/22	460,000	488,751
Noble Energy Inc., Senior Notes	4.150%	12/15/21	5,520,000	6,068,975
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	6,880,000	7,233,852
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	330,000	330,306
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,833,000	16,565,017
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,380,000	2,490,637
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,800,000	3,130,400
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,723,000	2,999,044
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	8,140,000	8,783,003
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	4,719,000	4,707,202	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	4,200,000	4,867,670
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,283,373	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	720,000	799,990
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,633,000	3,232,136
Williams Cos. Inc., Notes	7.875%	9/1/21	127,000	162,279
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	32,394
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,223,000	1,646,544

Total Oil, Gas & Consumable Fuels				139,464,068

TOTAL ENERGY				145,807,094

FINANCIALS - 11.7%
Capital Markets - 1.8%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	871,479
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	700,000	588,875	(b)
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	210,000	212,519
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	130,000	133,186
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	2,240,000	2,361,090
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	790,000	800,769
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	6,340,000	7,223,156
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	448,482
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	1,031,093
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	372,072
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,800,000	8,080,814
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	8,585,000	9,611,663
Lehman Brothers Holdings Capital Trust VII	5.857%	5/23/13	1,430,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,315,652
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,390,317
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	3,670,000	3,575,409	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	617,693
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,614,270
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	2,290,000	2,367,482
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	4,470,000	5,078,014
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	3,310,000	3,187,553	(a)
UBS AG, Senior Notes	2.250%	1/28/14	1,778,000	1,801,704

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	$459,000	$543,760
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,750,000	1,902,271

Total Capital Markets				58,129,323

Commercial Banks - 3.4%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	2,490,000	2,539,671	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,140,000	2,255,175	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,710,000	1,905,992	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	133,937	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	5,070,000	5,100,668
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	7,390,000	7,578,245
BNP Paribas SA, Senior Notes	2.375%	9/14/17	3,640,000	3,693,901
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,190,000	4,392,561	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	5,840,000	5,897,880
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	187,070	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	313,580	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	7,210,000	7,885,937	(a)(b)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,130,000	2,128,488	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	1,330,000	1,300,132
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,140,000	1,102,323
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	112,138	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,900,000	1,933,180
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	261,804	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,860,000	6,343,163	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	5,428,000	7,259,950	(a)(b)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	1,500,000	1,335,000	(b)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	700,000	719,452
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	4,220,000	5,038,321
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	5,100,000	5,155,437	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	102,003	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	3,360,000	3,521,186	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	422,363	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/10/13	9,080,000	9,111,780	(b)(g)
Wachovia Corp., Medium-Term Notes	5.500%	5/1/13	620,000	622,618
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	11,482,124
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,410,000	2,605,964
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	1,330,000	1,371,505
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,606,653
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	685,232
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	3,080,000	3,100,698
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	790,444
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	2,000,000	2,008,908

Total Commercial Banks				112,005,483

Consumer Finance - 1.5%
American Express Co., Senior Notes	2.650%	12/2/22	4,600,000	4,507,779
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,720,000	5,085,800	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	140,609
American Express Credit Corp., Senior Notes	5.125%	8/25/14	3,510,000	3,728,880
American Honda Finance Corp., Notes	1.000%	8/11/15	4,990,000	5,007,874	(a)
Capital One Financial Corp.	6.150%	9/1/16	2,770,000	3,184,337
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	6,510,000	7,703,517
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,225,000	9,458,125
SLM Corp., Senior Notes	3.875%	9/10/15	5,190,000	5,404,285
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	5,520,000	5,513,978

Total Consumer Finance				49,735,184

Diversified Financial Services - 3.9%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,186,233
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,237,125

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Bank of America Corp., Senior Notes	5.750%	12/1/17	$540,000	$624,595
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,070,000	6,971,437
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	234,349
Citigroup Inc., Notes	6.500%	8/19/13	410,000	419,207
Citigroup Inc., Senior Notes	6.000%	12/13/13	9,590,000	9,935,988
Citigroup Inc., Senior Notes	6.375%	8/12/14	1,320,000	1,414,606
Citigroup Inc., Senior Notes	5.500%	10/15/14	960,000	1,024,411
Citigroup Inc., Senior Notes	6.010%	1/15/15	7,090,000	7,677,244
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,540,000	4,133,208
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	11,239,222
Citigroup Inc., Senior Notes	6.875%	3/5/38	570,000	747,838
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	920,000	966,028
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	2,287,050
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	3,230,000	3,285,152
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,640,000	5,181,692
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,730,000	5,325,067
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	640,000	838,548
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	16,410,000	17,394,600	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,180,000	3,939,650	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,470,000	1,565,550	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,943,800	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	8,050,000	8,061,431
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	7,599,000	8,337,760
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	661,905
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	180,333
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	175,170
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	5,285,000	6,201,884
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	4,040,000	4,632,874	(a)
Patrons’ Legacy	5.775%	5/23/20	5,605,879	5,494,883	(a)(d)
Private Export Funding Corp.	3.550%	4/15/13	730,000	731,109

Total Diversified Financial Services				128,049,949

Insurance - 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,770,000	8,606,052
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	117,061
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	204,081	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	94,455
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	783,952
ING US Inc., Senior Notes	2.900%	2/15/18	720,000	730,294	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	9,047,000	9,895,156
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	3,120,000	4,163,275	(a)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	140,992

Total Insurance				24,735,318

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	10,120,000	11,271,990

TOTAL FINANCIALS				383,927,247

HEALTH CARE - 1.9%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	3.875%	11/15/21	3,000,000	3,274,398

Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,730,000	3,137,308
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	41,852

Total Health Care Equipment & Supplies				3,179,160

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - 0.9%
AmerisourceBergen Corp.	5.875%	9/15/15	$3,050,000	$3,415,588
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	9,090,000	9,792,857
Humana Inc., Senior Notes	3.150%	12/1/22	1,370,000	1,353,197
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,360,000	1,363,837
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,790,000	1,963,320
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	720,000	855,380
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,960,000	2,318,715
WellPoint Inc., Notes	5.875%	6/15/17	940,000	1,106,557
WellPoint Inc., Notes	7.000%	2/15/19	2,970,000	3,714,291
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	544,204
WellPoint Inc., Senior Notes	1.250%	9/10/15	1,140,000	1,149,425
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	221,777
WellPoint Inc., Senior Notes	3.125%	5/15/22	2,270,000	2,285,395

Total Health Care Providers & Services				30,084,543

Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,320,000	1,365,420

Pharmaceuticals - 0.8%
AbbVie Inc., Senior Notes	1.750%	11/6/17	5,850,000	5,921,142	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	3,570,000	3,573,217	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,390,000	3,458,495
Pfizer Inc., Senior Notes	6.200%	3/15/19	460,000	577,405
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,403,614
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	3,360,000	4,178,825	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	100,000	106,420
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	490,000	521,458
Wyeth, Notes	5.950%	4/1/37	2,120,000	2,707,711
Zoetis Inc., Senior Notes	3.250%	2/1/23	760,000	770,703	(a)

Total Pharmaceuticals				25,218,990

TOTAL HEALTH CARE				63,122,511

INDUSTRIALS - 2.1%
Aerospace & Defense - 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	308,753
Boeing Co., Senior Notes	4.875%	2/15/20	5,180,000	6,145,935
Raytheon Co., Senior Notes	3.125%	10/15/20	1,420,000	1,499,692
United Technologies Corp., Senior Notes	3.100%	6/1/22	3,730,000	3,909,342

Total Aerospace & Defense				11,863,722

Air Freight & Logistics - 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,720,000	5,037,977

Airlines - 0.7%
Air 2 US, Notes	8.027%	10/1/19	4,580,651	4,809,683	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	206,422	233,773
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	3,283,876	3,546,586
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,901,278
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	118,795	137,803
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,740,235	1,888,155
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	545,351	562,965
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,520,409	2,728,342
United Airlines Inc., Senior Secured Notes	6.648%	9/15/17	195,840	209,059
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	5,411,097	5,681,652

Total Airlines				22,699,296

Building Products - 0.2%
Masco Corp.	7.125%	8/15/13	3,320,000	3,387,213
Masco Corp.	6.125%	10/3/16	4,120,000	4,600,821

Total Building Products				7,988,034

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - 0.2%
Waste Management Inc.	5.000%	3/15/14	$3,440,000	$3,580,269
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	1,062,220
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	440,600

Total Commercial Services & Supplies				5,083,089

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	2,060,000	2,065,910	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	6,060,000	6,025,046	(a)
Eaton Corp., Senior Notes	4.150%	11/2/42	2,150,000	2,096,256	(a)

Total Electrical Equipment				10,187,212

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	2,230,000	2,237,439
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	23,883

Total Industrial Conglomerates				2,261,322

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	2,610,000	2,698,889

TOTAL INDUSTRIALS				67,819,541

INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	4,960,000	4,965,456

MATERIALS - 2.6%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,170,000	1,290,916
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	770,000	883,503
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	382,467

Total Chemicals				2,556,886

Metals & Mining - 2.4%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	259,287
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,710,000	1,748,012
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	5,170,000	5,520,624
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	695,730
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,980,000	8,429,928
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	4,570,000	4,588,417
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,890,000	1,883,060
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	600,000	591,263
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	1,400,000	1,405,849	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	1,850,000	1,856,179	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	6,460,000	6,421,292
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	2,170,000	2,663,675
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	61,526
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,570,000	2,683,080
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	6,240,000	6,576,099
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	970,000	1,047,533
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	340,000	358,179
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	7,073,134
Vale Overseas Ltd., Notes	8.250%	1/17/34	975,000	1,250,041
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,129,000	6,961,661
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	7,986,000	8,194,003
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	830,000	944,975	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	4,540,000	4,591,593	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	3,930,000	3,983,503	(a)

Total Metals & Mining				79,788,643

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,220,000	2,308,853

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TOTAL MATERIALS				$84,654,382

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.6%
AT&T Inc., Global Notes	5.500%	2/1/18	$6,180,000	7,265,468
AT&T Inc., Global Notes	6.550%	2/15/39	2,160,000	2,668,231
AT&T Inc., Senior Notes	2.500%	8/15/15	5,030,000	5,224,505
AT&T Inc., Senior Notes	4.450%	5/15/21	960,000	1,080,278
AT&T Inc., Senior Notes	3.875%	8/15/21	1,180,000	1,275,925
AT&T Inc., Senior Notes	2.625%	12/1/22	2,640,000	2,549,041
AT&T Inc., Senior Notes	5.550%	8/15/41	2,789,000	3,074,206
AT&T Inc., Senior Notes	4.300%	12/15/42	6,000	5,590	(a)
AT&T Inc., Senior Notes	4.350%	6/15/45	370,000	343,966	(a)
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,548,250
BellSouth Corp., Notes	6.875%	10/15/31	20,000	24,142
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,459,900
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	5,015,000	5,662,933
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	261,928
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	530,000	583,053
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	930,000	979,181
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	2,833,000	3,418,944
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	2,165,000	2,911,557
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	1,680,000	1,745,797
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	3,470,000	3,281,794
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	90,000	104,689
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	314,204

Total Diversified Telecommunication Services				51,783,582

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,381,985
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,080,000	2,339,361
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	290,000	385,932

Total Wireless Telecommunication Services				6,107,278

TOTAL TELECOMMUNICATION SERVICES				57,890,860

UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	970,000	1,031,233
Exelon Corp., Bonds	5.625%	6/15/35	515,000	570,344
FirstEnergy Corp., Notes	7.375%	11/15/31	8,515,000	9,975,152
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,410,000	1,425,965
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	5,010,000	5,067,014
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	700,000	908,768
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,430,000	1,788,803
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	348,675
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,670,000	6,913,159
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,360,000	1,385,773

Total Electric Utilities				29,414,886

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	34,966	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	7,619,115

Total Gas Utilities				7,654,081

TOTAL UTILITIES				37,068,967

TOTAL CORPORATE BONDS & NOTES (Cost - $1,001,203,478)				1,035,646,109

ASSET-BACKED SECURITIES - 2.6%
ACE Securities Corp., 2006-SL3 A1	0.404%	6/25/36	180,538	30,637	(b)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.894%	4/25/34	228,821	218,788	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Amortizing Residential Collateral Trust, 2002-BC1M A	0.882%	1/1/32	$1,136,210	$879,586	(b)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.239%	7/25/32	1,426,536	1,226,316	(b)
Argent Securities Inc., 2006-W4 A2B	0.314%	5/25/36	135,711	47,610	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	2,140,000	2,249,628	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	1,975,000	2,075,843	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	1,840,000	1,852,173	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.834%	5/28/44	52,512	51,782	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.654%	4/28/39	610,000	598,342	(b)
Bear Stearns Asset Backed Securities Trust, 2004-HE10 M1	1.179%	12/25/34	4,792,645	4,320,162	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.774%	9/25/34	128,896	125,276	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.534%	12/25/44	221,162	217,713	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.801%	12/27/39	5,900,000	6,227,013	(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.824%	1/25/33	296,018	267,386	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.824%	9/25/33	345,395	322,703	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.544%	12/25/36	830,817	440,929	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.433%	2/3/29	25,969	18,341	(a)(b)(d)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.973%	10/25/36	3,715,000	3,615,490	(a)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.552%	3/25/36	3,100,000	3,223,616	(a)(b)
FBR Securitization Trust, 2005-5 M1	0.664%	11/25/35	10,261,000	8,326,555	(b)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	125,720	9,033	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.702%	2/20/32	1,525,000	1,300,351	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.703%	3/13/32	2,275,000	1,908,343	(b)
GSAA Home Equity Trust, 2005-6 A3	0.574%	6/25/35	7,490,476	7,088,036	(b)
GSAMP Trust, 2006-S4 A1	0.294%	5/25/36	1,370,287	206,975	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,110,000	4,437,361	(a)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	2,430,000	2,438,442	(a)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.394%	5/25/35	302,137	289,411	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.561%	10/25/32	369,334	368,106	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.724%	1/21/31	103,079	91,091	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.364%	10/25/36	2,707,666	1,259,939	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.324%	10/25/46	76,376	34,495	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.374%	1/25/47	1,310,452	223,356	(b)
Nelnet Student Loan Trust, 2004-4 A5	0.461%	1/25/37	185,306	182,017	(b)
North Carolina State Education Assistance Authority, 2012-1 A	1.002%	7/25/39	552,926	557,449	(b)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.410%	4/25/45	800,000	724,000	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.984%	1/25/31	366,062	217,275	(b)
RAAC Series, 2007-RP2 A	0.554%	2/25/46	601,628	474,351	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.884%	3/25/33	89,132	74,963	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.664%	6/25/31	194,275	157,925	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.664%	9/25/31	69,149	64,083	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
SACO I Trust, 2005-08 A1	0.764%	11/25/35	$254,667	$251,257	(b)
SACO I Trust, 2005-10 1A	0.724%	6/25/36	1,476,015	1,377,959	(b)
Saxon Asset Securities Trust, 2005-1 M1	0.894%	5/25/35	289,362	272,419	(b)
SLM Student Loan Trust, 2005-04 A3	0.421%	1/25/27	600,000	591,938	(b)
SLM Student Loan Trust, 2006-5 A5	0.411%	1/25/27	6,030,000	5,889,109	(b)
SLM Student Loan Trust, 2011-A A3	2.703%	1/15/43	3,125,000	3,298,528	(a)(b)
SLM Student Loan Trust, 2012-06 A3	0.954%	5/26/26	1,000,000	1,008,725	(b)
Structured Asset Investment Loan Trust, 2004-1 A3	1.004%	2/25/34	11,265,164	10,655,978	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,610,690	2,587,766
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,861,901	1,872,184

TOTAL ASSET-BACKED SECURITIES (Cost - $86,964,048)				86,248,754

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.3%
American Home Mortgage Assets, 2006-4 1A12	0.414%	10/25/46	1,528,713	999,329	(b)
American Home Mortgage Investment Trust, 2004-4 1A1	0.544%	2/25/45	3,614,054	3,348,175	(b)
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	1,179,000	1,302,110	(b)
Banc of America Commercial Mortgage Inc., 2008-1 A4	6.194%	2/10/51	110,000	131,801	(b)
Banc of America Funding Corp., 2005-E 8A1	2.501%	6/20/35	138,635	86,011	(b)
Banc of America Funding Corp., 2006-H 1A1	2.718%	9/20/46	667,853	533,157	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.289%	12/25/34	151,514	148,629	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.050%	2/25/35	45,268	44,357	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.214%	11/25/34	7,392,210	7,358,576	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW16 AM	5.715%	6/11/40	570,000	651,095	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 AM	5.893%	6/11/50	1,030,000	1,188,971	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.374%	6/25/47	5,343,649	3,917,285	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.352%	1/15/46	700,000	763,045	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.604%	5/25/35	484,497	478,316	(a)(b)
Citigroup/Deutsche Bank Commercial Mortgage Trust, 2007-CD4 A4	5.322%	12/11/49	280,000	318,271
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.594%	10/25/34	56,794	56,218	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.464%	7/25/35	5,676,027	4,464,502	(b)
Countrywide Alternative Loan Trust, 2006-0A06 1A2	0.414%	7/25/46	1,159,395	919,324	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.394%	7/25/46	1,673,817	1,195,929	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.394%	8/25/46	638,502	452,852	(b)
Countrywide Home Loans, 2005-09 2A1	0.424%	5/25/35	4,070,511	2,904,391	(b)
Countrywide Home Loans, 2005-11 3A3	2.713%	4/25/35	102,608	63,585	(b)
Countrywide Home Loans, 2005-11 6A1	0.504%	3/25/35	64,515	52,563	(b)
Countrywide Home Loans, 2005-R3 AF	0.604%	9/25/35	1,555,487	1,308,164	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.504%	5/25/35	5,958,427	4,898,649	(b)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.550%	1/15/49	2,698,000	3,007,040	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	1,380,000	1,545,371
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	310,000	338,887
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.654%	6/25/34	790,894	740,474	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.493%	10/19/45	$2,228,863	$1,877,385	(b)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	1,130,000	1,142,861	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.754%	2/25/48	360,710	361,432	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	30,747	33,790
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	18,416	2,910
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	7,422,002	8,381,875
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.087%	11/15/36	1,688,710	267,749	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3256 S, IO	6.487%	12/15/36	1,914,162	343,978	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.297%	7/15/37	2,266,407	376,680	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.827%	9/15/37	3,105,339	495,762	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.027%	1/15/40	1,587,921	233,165	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3631 SJ, IO	6.037%	2/15/40	2,987,562	461,130	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,525,534
Federal Home Loan Mortgage Corp. (FHLMC), 3788 IC, IO	6.000%	1/15/41	7,429,693	1,211,072
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	8,340,626	9,807,551
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.747%	10/15/41	4,393,811	1,061,368	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.397%	11/15/41	5,308,078	1,239,013	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.847%	8/15/39	4,271,670	642,841	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 BS, IO	5.847%	9/15/39	3,808,400	835,805	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.847%	4/15/39	7,510,568	1,694,418	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.747%	6/15/42	1,047,353	266,065	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.797%	6/15/42	4,188,921	1,093,931	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.797%	6/15/42	3,671,060	735,751	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4073 SB, IO	5.797%	7/15/42	4,943,392	1,184,492	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	5,853,071	645,725
Federal Home Loan Mortgage Corp. (FHLMC), 4102 MS, IO	6.397%	9/15/42	5,154,703	1,517,702	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 SC, IO	5.897%	10/15/42	3,447,879	885,922	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4116 AS, IO	5.947%	10/15/42	4,591,573	1,171,938	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,952,727	524,911
Federal Home Loan Mortgage Corp. (FHLMC), 4120 SV, IO	5.947%	10/15/42	2,958,403	791,086	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SG, IO	5.947%	11/15/42	3,753,631	1,109,460	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	$3,802	$3,524
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	11,741,178	13,162,917
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.674%	7/25/21	14,049,105	1,567,065	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.055%	1/25/20	22,733,887	1,323,635	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.226%	4/25/20	36,436,515	2,396,138	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.673%	6/25/20	39,640,960	3,659,852	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.269%	4/25/21	26,375	2,190	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.581%	10/25/21	8,889,642	960,988	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.454%	12/25/21	6,765,589	667,466	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.514%	6/25/22	8,834,737	976,159	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.785%	9/25/22	6,402,956	432,091	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.089%	5/25/18	17,759,015	1,651,890	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.392%	6/25/21	14,443,474	1,214,913	(b)
Federal National Mortgage Association (FNMA), 2006-069 GS, IO	6.346%	8/25/36	2,468,253	352,390	(b)
Federal National Mortgage Association (FNMA), 2006-083 SG, IO	6.296%	9/25/36	3,235,989	496,792	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.396%	11/25/36	4,392,220	991,024	(b)
Federal National Mortgage Association (FNMA), 2009-101 NS, IO	5.956%	12/25/39	3,010,031	407,384	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.276%	4/25/40	2,780,942	487,400	(b)
Federal National Mortgage Association (FNMA), 2010-027 SG, IO	4.796%	4/25/40	12,450,768	1,233,044	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.446%	9/25/40	3,183,032	519,903	(b)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.296%	10/25/40	5,011,965	650,347	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	7,202,637
Federal National Mortgage Association (FNMA), 2010-136 SA, IO	5.796%	12/25/40	3,691,909	649,955	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.326%	12/25/40	1,707,059	248,728	(b)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.326%	1/25/41	4,550,696	633,141	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2011-053 ST, IO	5.716%	6/25/41	$5,465,520	$804,075	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	770,555	926,563
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.436%	7/25/41	2,463,145	385,934	(b)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.476%	7/25/41	4,970,189	747,169	(b)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.746%	9/25/41	11,118,741	1,611,818	(b)
Federal National Mortgage Association (FNMA), 2011-096 BS, IO	6.226%	5/25/41	5,578,171	809,115	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.496%	10/25/26	1,626,565	310,491	(b)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.396%	10/25/40	3,199,368	768,869	(b)
Federal National Mortgage Association (FNMA), 2012-009 MS, IO	6.496%	2/25/27	3,380,134	625,209	(b)
Federal National Mortgage Association (FNMA), 2012-016 ST, IO	6.246%	3/25/42	998,991	186,380	(b)
Federal National Mortgage Association (FNMA), 2012-017 SA, IO	6.496%	7/25/26	5,043,216	809,609	(b)
Federal National Mortgage Association (FNMA), 2012-017 WS, IO	6.346%	7/25/39	2,765,654	610,584	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	1,949,931	2,184,139
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	7,745,956	8,520,126
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	2,734,311	3,110,445
Federal National Mortgage Association (FNMA), 2012-063 DS, IO	6.346%	3/25/39	5,764,706	1,336,061	(b)
Federal National Mortgage Association (FNMA), 2012-066 SA, IO	5.796%	6/25/42	6,850,735	1,234,222	(b)
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.446%	2/25/41	1,602,354	380,529	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	6,310,903	710,166
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	400,000	383,306
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.446%	3/25/42	5,900,000	1,121,803	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	300,000	287,427
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.396%	7/25/42	1,888,333	439,498	(b)
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.196%	8/25/42	2,404,320	472,929	(b)
Federal National Mortgage Association (FNMA), 2012-084 KS, IO	5.796%	8/25/42	13,251,160	1,738,225	(b)
Federal National Mortgage Association (FNMA), 2012-089 AS, IO	5.846%	5/25/39	194,810	43,058	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,590,495	461,219
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.896%	9/25/42	1,952,833	478,076	(b)
Federal National Mortgage Association (FNMA), 2012-111 JS, IO	5.896%	7/25/40	5,210,149	1,287,941	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.946%	11/25/42	2,350,330	627,239	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.946%	12/25/42	$3,152,966	$852,835	(b)
Federal National Mortgage Association (FNMA), 2012-133 GS, IO	5.946%	12/25/42	4,546,985	1,164,047	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.946%	12/25/42	2,271,803	672,490	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	5,216,395	684,350
Federal National Mortgage Association (FNMA), 2012-148 LS, IO	5.996%	1/25/43	2,244,681	525,443	(b)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	10,700,000	12,790,427
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	18,900,000	21,833,412
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	2,679,777	377,208
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	986,270	113,705
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	480,674	52,839	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	497,144	60,625	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	522,230	58,146
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	3,452,201	491,264
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	8,593,287	797,620
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	8,694,419	854,575
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	2,380,827	275,148
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	927,988	120,245
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	3,033	371
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	3	54
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	133	2,903
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	22,613	21,141
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	5,478,278	544,651
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	5,133,978	579,078
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	3,000,000	3,365,673
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.147%	11/20/39	2,174,576	324,740	(b)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.997%	5/20/37	601,714	86,217	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO, PAC	6.347%	11/20/38	2,168,163	280,669	(b)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.797%	2/16/40	1,553,316	292,473	(b)
Government National Mortgage Association (GNMA), 2010-020 SC, IO	5.947%	2/20/40	7,020,386	1,290,834	(b)
Government National Mortgage Association (GNMA), 2010-020 SE, IO	6.047%	2/20/40	8,404,239	1,570,060	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC	6.297%	3/20/39	1,797,177	263,876	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-035 DS, IO	5.477%	3/20/40	$9,567,900	$1,440,002	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.277%	4/20/40	826,015	153,396	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,945,020
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.347%	4/16/34	1,034,120	51,277	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.347%	12/20/38	1,003,741	133,056	(b)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.297%	5/20/40	3,061,030	574,415	(b)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC	4.500%	10/20/39	2,900,000	3,270,095
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	6,700,000	7,554,585
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.297%	5/20/40	4,351,919	853,022	(b)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.297%	5/20/40	970,893	188,685	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.447%	1/20/40	1,187,614	188,240	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	17,505,000	19,982,238
Government National Mortgage Association (GNMA), 2010-093 PS, IO, PAC	6.497%	6/20/35	2,138,370	182,924	(b)
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	3,837,664	287,864
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.797%	9/20/40	4,027,648	664,390	(b)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.797%	9/20/40	3,578,782	619,631	(b)
Government National Mortgage Association (GNMA), 2010-157 SP, IO, PAC	4.047%	12/20/40	17,565,903	2,319,488	(b)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.427%	11/20/38	1,238,221	145,768	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.753%	3/20/60	630,510	633,865	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.203%	5/20/60	1,904,070	1,951,393	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.552%	8/20/58	904,368	902,655	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.582%	12/20/60	825,248	824,416	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.602%	12/20/60	4,842,321	4,835,803	(b)
Government National Mortgage Association (GNMA), 2011-004 PS, IO, PAC	5.977%	9/20/40	2,358,803	390,291	(b)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.797%	1/20/41	2,791,018	441,024	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.797%	3/16/41	691,263	82,271	(b)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.797%	3/20/41	1,445,376	230,445	(b)

Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.927%	2/16/36	5,383,253	541,497	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.497%	12/16/36	2,495,566	329,992	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,732,390

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Government National Mortgage Association (GNMA), 2011-141 HS, IO	5.897%	10/20/41	$2,092,812	$444,213	(b)
Government National Mortgage Association (GNMA), 2011-146 YS, IO	6.447%	11/16/41	2,086,058	513,394	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.702%	1/20/61	1,339,684	1,345,987	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.702%	12/20/60	1,348,953	1,355,419	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.652%	2/20/61	1,377,313	1,380,719	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.682%	3/20/61	4,397,508	4,414,675	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.702%	3/20/61	3,852,932	3,871,849	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	5,145,747	778,622
Government National Mortgage Association (GNMA), 2012-074 LS, IO	5.897%	6/20/42	3,705,993	841,074	(b)
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,880,037	243,212
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.897%	8/16/42	4,203,234	1,012,643	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.424%	6/25/45	4,337,248	3,609,991	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.464%	10/25/45	767,171	632,122	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.866%	7/10/38	1,800,000	2,014,166	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.554%	1/25/35	228,075	195,511	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.554%	3/25/35	9,573,111	7,997,884	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.554%	9/25/35	570,465	490,496	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	1,076,701	1,100,387
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.543%	6/20/35	667,203	628,887	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.654%	7/25/34	345,283	341,349	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.554%	8/25/36	1,335,282	1,293,830	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.454%	4/25/37	6,124,275	5,613,823	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.757%	9/25/35	66,459	60,968	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	1,420,000	1,584,395
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	4,125,000	4,644,544
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.883%	2/12/51	490,000	575,581	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AMFX	5.930%	2/12/51	400,000	462,118	(b)
JPMorgan Mortgage Trust, 2004-A3 SF3	2.321%	6/25/34	223,189	225,470	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.742%	6/15/36	2,224,931	2,040	(a)(b)(e)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.179%	9/15/45	200,000	234,651	(b)
Lehman XS Trust, 2005-7N 1A1B	0.504%	12/25/35	85,365	36,071	(b)
Luminent Mortgage Trust, 2006-1 A1	0.444%	4/25/36	372,655	226,177	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.434%	5/25/37	202,425	116,771	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.425%	12/25/34	104,845	99,710	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	616,875	639,254	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	113,841	118,134	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.554%	5/25/35	921,114	769,819	(a)(b)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,257,733	1,380,031	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.474%	4/25/35	379,964	357,136	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.857%	12/25/35	71,031	63,989	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.851%	6/12/50	$620,000	$716,200	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	700,000	780,020	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-9 A4	5.700%	9/12/49	3,902,000	4,522,488
MLCC Mortgage Investors Inc., 2003-B A1	0.884%	4/25/28	1,190,962	1,170,595	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.598%	2/25/36	307,917	291,033	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.931%	8/15/45	10,306,205	1,141,948	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 A4	2.918%	2/15/46	1,360,000	1,373,966
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 AS	3.214%	2/15/46	1,426,000	1,441,856
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	150,000	171,668	(b)
Morgan Stanley Capital I, 2007-IQ16 A4	5.809%	12/12/49	1,910,000	2,227,778
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.660%	10/25/34	484,897	470,248	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A2	2.660%	10/25/34	423,121	418,414	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.699%	7/25/35	2,199,594	1,842,793	(b)
Mortgage IT Trust, 2005-1 1A1	0.524%	2/25/35	882,963	843,126	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	356,631	373,953	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	408,295	384,107
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.524%	4/25/35	5,872,128	5,628,159	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	9,641,176	9,619,291	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	3,941,222	3,974,517	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	539,991	515,279	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	30,506,999	30,203,638	(a)
RBSSP Resecuritization Trust, 2010-3 4A1	3.447%	12/26/35	168,015	169,356	(a)(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.364%	1/25/37	1,047,160	786,407	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	7,533,521	7,762,073
Structured ARM Loan Trust, 2005-19XS 1A1	0.524%	10/25/35	798,198	652,284	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	4,205,630	4,313,664
Structured Mortgage Asset Residential Trust, 1991-8 E, IO	0.015%	1/25/23	171,000	83	(b)(e)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	1,800,000	1,802,711	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 A5	5.342%	12/15/43	2,750,000	3,111,892
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	590,000	648,448
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	4,356,000	5,041,695
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.478%	2/25/33	155,222	155,282	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.434%	9/25/33	56,577	57,694	(b)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	629,870	638,448
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A1	0.544%	1/25/45	595,852	558,632	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.474%	7/25/45	74,047	68,907	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.524%	8/25/45	974,594	912,006	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.494%	10/25/45	144,088	133,577	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.474%	12/25/45	$11,003,436	$10,187,003	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.494%	12/25/45	165,621	152,617	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.492%	9/25/36	471,302	402,797	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	16,222	17,159
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.712%	4/25/36	1,948,367	1,828,722	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	490,850	494,141	(a)(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $440,859,629)				434,965,221

MORTGAGE-BACKED SECURITIES - 22.1%
FHLMC - 2.4%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-11/1/39	2,128,455	2,329,346
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	8,736,456	9,531,639
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-3/1/38	6,470,683	6,981,605
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	983,946	1,160,234
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/16/28	200,000	210,969	(h)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,374,653	1,562,208
Federal Home Loan Mortgage Corp. (FHLMC)	2.780%	10/1/35	898,612	959,425	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.873%	1/1/36	291,527	312,782	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.927%	1/1/37	7,894	8,429	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.441%	2/1/37	164,929	175,458	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.090%	4/1/37	80,549	85,430	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	3.050%	8/1/37	4,014,558	4,303,592	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.544%	1/1/38	360,577	383,670	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	297,182	325,959
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/42-4/1/43	10,273,675	10,928,170
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	3,164,179	3,363,292
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	49,372	52,680
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	261,592	282,465
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-10/1/42	23,650,711	25,350,203
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	1,740,428	1,889,282
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	992,262	1,108,153
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/1/42-11/1/42	2,176,983	2,308,424
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/43	4,100,000	4,840,563

Total FHLMC				78,453,978

FNMA - 14.9%
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	2,622	2,630
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	43,855,807	47,793,552
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-12/1/42	49,050,730	52,787,477
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/42	22,976,574	24,938,788
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-10/1/40	54,189,865	59,615,483
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	205,006	219,512
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	12,475,822	14,836,062
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	7,178,081	7,391,996
Federal National Mortgage Association (FNMA)	2.500%	4/16/28-4/11/43	51,500,000	53,188,127	(h)
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-3/1/32	54,024	62,692

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	3.500%	2/1/32-12/1/42	$26,573,377	$28,152,118
Federal National Mortgage Association (FNMA)	3.117%	6/1/35	3,186,789	3,391,818	(b)
Federal National Mortgage Association (FNMA)	2.690%	7/1/35	717,770	767,104	(b)
Federal National Mortgage Association (FNMA)	2.753%	8/1/35	497,838	532,632	(b)
Federal National Mortgage Association (FNMA)	2.810%	9/1/35	1,748,975	1,868,394	(b)
Federal National Mortgage Association (FNMA)	2.817%	9/1/35	1,000,313	1,065,534	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	17,878,858	19,616,344
Federal National Mortgage Association (FNMA)	2.159%	10/1/35	4,133,814	4,353,621	(b)
Federal National Mortgage Association (FNMA)	2.734%	10/1/35	769,173	820,644	(b)
Federal National Mortgage Association (FNMA)	2.750%	10/1/35	567,077	605,225	(b)
Federal National Mortgage Association (FNMA)	2.775%	10/1/35	931,945	994,799	(b)
Federal National Mortgage Association (FNMA)	3.480%	10/1/35	940,371	1,004,180	(b)
Federal National Mortgage Association (FNMA)	2.113%	11/1/35	1,622,552	1,705,981	(b)
Federal National Mortgage Association (FNMA)	2.128%	11/1/35	1,523,337	1,605,947	(b)
Federal National Mortgage Association (FNMA)	2.134%	11/1/35	1,843,826	1,939,251	(b)
Federal National Mortgage Association (FNMA)	2.138%	11/1/35	1,920,561	2,020,054	(b)
Federal National Mortgage Association (FNMA)	2.151%	11/1/35	1,269,200	1,334,368	(b)
Federal National Mortgage Association (FNMA)	3.090%	9/1/36	632,738	678,697	(b)
Federal National Mortgage Association (FNMA)	2.849%	12/1/36	36,117	38,771	(b)
Federal National Mortgage Association (FNMA)	1.894%	2/1/37	10,562,059	11,092,997	(b)
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-2/1/43	5,079,023	5,194,996
Federal National Mortgage Association (FNMA)	3.500%	4/11/43	66,800,000	70,536,625	(h)
Federal National Mortgage Association (FNMA)	4.000%	4/11/43	38,100,000	40,618,174	(h)
Federal National Mortgage Association (FNMA)	4.500%	4/11/43	100,000	107,734	(h)
Federal National Mortgage Association (FNMA)	3.000%	5/13/43	28,100,000	28,903,483	(h)

Total FNMA				489,785,810

GNMA - 4.8%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	42,322	43,263
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	101,922	116,619
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	119,992	140,498
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	20,521,208	24,151,195
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/41	25,744,917	29,377,262
Government National Mortgage Association (GNMA)	5.500%	1/15/33-6/15/36	432,092	475,689
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	3,270,715	3,602,821
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	22,376,729	24,736,642
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	99,188	112,925
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	539,411	593,201
Government National Mortgage Association (GNMA) I	3.000%	4/18/43	5,700,000	5,958,281	(h)
Government National Mortgage Association (GNMA) I	4.000%	4/18/43	1,300,000	1,416,848	(h)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	810,275	912,294
Government National Mortgage Association (GNMA) II	3.500%	4/18/43	60,600,000	64,794,659	(h)

Total GNMA				156,432,197

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $710,653,118)				724,671,985

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 0.6%
Florida - 0.0%
Florida Educational Loan Marketing Corp., AZ, Reset Auction Mode Securities, Guaranteed Student Loans	0.255%	12/1/38	$700,000	$623,094	(b)(i)

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency Revenue, Guaranteed Student Loans	14.283%	6/1/47	1,550,000	1,507,150	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.671%	5/1/46	6,175,000	5,906,986	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.697%	5/1/46	12,275,000	11,707,478	(b)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.012%	6/1/47	400,000	388,615	(b)

Total Pennsylvania				19,510,229

TOTAL MUNICIPAL BONDS (Cost - $18,790,560)				20,133,323

SOVEREIGN BONDS - 0.1%
Chile - 0.1%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	1,750,000	1,841,466	(a)

Mexico - 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	164,000	188,600
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	138,600
United Mexican States, Senior Notes	4.750%	3/8/44	680,000	705,500

Total Mexico				1,032,700

TOTAL SOVEREIGN BONDS (Cost - $2,782,208)				2,874,166

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 29.5%
U.S. Government Agencies - 3.6%
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	13,816,123
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	15,110,000	22,497,339
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	30,110,000	26,683,903
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	126,735
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	672,640
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	1,043,677
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	5,898,399
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,699,675
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,372,139
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,810,000	10,142,613
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	7,280,000	6,697,651
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	880,000	804,336
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,144,753
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	6,410,000	6,014,259
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	1,240,000	1,118,671
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,687,074
Tennessee Valley Authority, Notes	5.250%	9/15/39	4,970,000	6,341,362

Total U.S. Government Agencies				118,761,349

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - 25.9%
U.S. Treasury Bonds	3.125%	2/15/42	$3,550,000	$3,567,750
U.S. Treasury Bonds	2.750%	8/15/42	121,231,000	112,479,577
U.S. Treasury Bonds	2.750%	11/15/42	11,000,800	10,196,367
U.S. Treasury Notes	0.500%	5/31/13	440,000	440,327
U.S. Treasury Notes	0.125%	8/31/13	10,000	10,000
U.S. Treasury Notes	0.250%	6/30/14	260,000	260,183
U.S. Treasury Notes	0.250%	8/31/14	1,300,000	1,300,660
U.S. Treasury Notes	0.250%	9/15/14	270,000	270,137
U.S. Treasury Notes	0.375%	11/15/15	2,230,000	2,233,483
U.S. Treasury Notes	0.750%	6/30/17	35,800,000	36,006,960
U.S. Treasury Notes	0.750%	10/31/17	154,190,000	154,635,763
U.S. Treasury Notes	0.875%	1/31/18	53,640,000	53,987,802
U.S. Treasury Notes	0.750%	2/28/18	290,000	289,932
U.S. Treasury Notes	1.375%	1/31/20	155,460,000	157,233,177
U.S. Treasury Notes	1.250%	2/29/20	156,840,000	157,084,984
U.S. Treasury Notes	1.125%	3/31/20	41,920,000	41,575,533
U.S. Treasury Notes	1.625%	8/15/22	43,160,000	42,603,624
U.S. Treasury Notes	1.625%	11/15/22	74,056,000	72,742,691
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,136,184
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	1,051,302

Total U.S. Government Obligations				850,106,436

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $953,040,277)				968,867,785

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.7%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	12,794,493	18,023,244
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,728,253	4,934,745

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $23,244,797)				22,957,989

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $4,174,484)	5.375%		45	483,750	*

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 3-Year Futures, Put @ $98.38 (Cost - $192,151)		6/14/13	508	38,100

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $3,241,904,750)				3,296,887,182

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 7.8%
U.S. Government Agencies - 6.3%
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	4/9/13	50,000,000	49,999,117	(j)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	5/3/13	50,000,000	49,996,000	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	4/1/13	12,500,000	12,500,000	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	5/20/13	30,000,000	29,996,369	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.095%	7/1/13	40,000,000	39,993,920	(j)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	9/3/13	$25,000,000	$24,990,325	(j)

TOTAL U.S. GOVERNMENT AGENCIES (Cost - $207,465,734)				207,475,731

Repurchase Agreements - 1.5%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $48,534,593; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value - $49,440,227) (Cost - $48,534,000)	0.110%	4/1/13	48,534,000	48,534,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $255,999,734)				256,009,731

TOTAL INVESTMENTS - 108.2% (Cost - $3,497,904,484#)				3,552,896,913
Liabilities in Excess of Other Assets - (8.2)%				(269,033,235)

TOTAL NET ASSETS - 100.0%				$3,283,863,678

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of March 31, 2013.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 3-Year Futures, Put	6/14/13	$98.13	508	$12,700

		STRIKE RATE	NOTIONAL PAR[1]
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	25,300,000	$6,325,000
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	1,887

TOTAL WRITTEN OPTIONS (Premiums received - $3,173,949)				$6,339,587

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$1,030,151,226	$5,494,883	$1,035,646,109
Asset-backed securities	—	86,248,754	—	86,248,754
Collateralized mortgage obligations	—	434,965,221	—	434,965,221
Mortgage-backed securities	—	724,671,985	—	724,671,985
Municipal bonds	—	20,133,323	—	20,133,323
Sovereign bonds	—	2,874,166	—	2,874,166
U.S. government & agency obligations	—	968,867,785	—	968,867,785
U.S. Treasury inflation protected securities	—	22,957,989	—	22,957,989
Convertible preferred stocks	—	483,750	—	483,750
Purchased options	$38,100	—	—	38,100

Total long-term investments	$38,100	$3,291,354,199	$5,494,883	$3,296,887,182

Short-term investments†	—	256,009,731	—	256,009,731

Total investments	$38,100	$3,547,363,930	$5,494,883	$3,552,896,913

Other financial instruments:
Credit default swaps on corporate issues - sell protection	—	$71,067	—	71,067
Credit default swaps on corporate issues - buy protection	—	210,176	—	210,176
Credit default swaps on credit indices - sell protection‡	—	676,852	—	676,852
Credit default swaps on credit indices - buy protection‡	—	112,836	—	112,836

Total other financial instruments	—	$1,070,931	—	$1,070,931

Total	$38,100	$3,548,434,861	$5,494,883	$3,553,967,844

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$12,700	$6,326,887	—	$6,339,587
Futures contracts	3,856,879	—	—	3,856,879
Interest rate swaps	—	5,137,562	—	5,137,562
Credit default swaps on corporate issues - sell protection‡	—	62,589	—	62,589
Credit default swaps on corporate issues - buy protection	—	247,942	—	247,942
Credit default swaps on credit indices - sell protection‡	—	138,084	—	138,084
Total return swaps‡	—	3,585	—	3,585

Total	$3,869,579	$11,916,649	—	$15,786,228

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that

Notes to Schedule of Investments (unaudited) (continued)

the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the total notional value of all credit default swaps to sell protection is $19,512,729. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to

Notes to Schedule of Investments (unaudited) (continued)

investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market

Notes to Schedule of Investments (unaudited) (continued)

conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options, credit default swaps, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $11,929,349. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $11,900,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$135,796,415
Gross unrealized depreciation	(80,803,986)

Net unrealized appreciation	$54,992,429

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
90-Day Eurodollar	624	9/13	$155,476,478	$155,422,801	$(53,677)
U.S. Treasury Ultra Long-Term Bonds	175	6/13	27,715,115	27,578,907	(136,208)

					$(189,885)

Contracts to Sell:
90-Day Eurodollar	624	9/14	155,194,997	155,235,600	(40,603)
U.S. Treasury 2-Year Notes	77	6/13	16,972,328	16,974,891	(2,563)
U.S. Treasury 5-Year Notes	520	6/13	64,287,334	64,508,438	(221,104)
U.S. Treasury 10-Year Notes	2,759	6/13	361,686,291	364,144,891	(2,458,600)
U.S. Treasury 30-Year Bonds	685	6/13	98,016,969	98,961,093	(944,124)

					$(3,666,994)

Net unrealized loss on open futures contracts					$(3,856,879)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2012	50,600,000	$3,061,300
Options written	980	302,865
Options closed	(472)	(190,216)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2013	50,600,508	$3,173,949

At March 31, 2013, the Fund held TBA securities with a total cost of $264,819,320.

At March 31, 2013, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	$2,740,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	$(99,047)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(503,565)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(379,627)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(693,030)
Credit Suisse	3,020,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(53,965)
Credit Suisse	3,290,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(152,377)
Credit Suisse	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(352,519)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(438,106)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(830,856)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(775,957)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(288,515)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(569,998)

Total	$44,050,000				—	$(5,137,562)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2013[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	0.73%	2.930% quarterly	$71,067	—	$71,067
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	1.20%	1.000% quarterly	(62,589)	$(178,342)	115,753

Total	$7,420,000				$8,478	$(178,342)	$186,820

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$2,740,000	12/20/13	0.07%	0.635% quarterly	$(11,591)	—	$(11,591)
Banc of America Securities LLC (Marriot International Inc., 5.810%, due 11/10/15)	4,400,000	12/20/15	0.36%	0.730% monthly	(44,115)	—	(44,115)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	4,120,000	12/20/16	1.28%	1.040% quarterly	35,056	—	35,056
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	0.43%	1.130% quarterly	(53,409)	—	(53,409)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.32%	0.900% quarterly	(46,262)	—	(46,262)
Credit Suisse (Masco Corp., 6.125%, due 10/3/16)	3,320,000	9/20/13	0.23%	0.750% quarterly	(8,623)	—	(8,623)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.76%	0.690% quarterly	3,731	—	3,731
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.13%	0.490% quarterly	(11,897)	—	(11,897)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.44%	0.580% quarterly	(28,872)	—	(28,872)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	2.03%	0.890% quarterly	171,389	—	171,389
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	4,270,000	9/20/14	0.14%	0.280% quarterly	(8,465)	—	(8,465)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.22%	0.480% monthly	(34,708)	—	(34,708)

Total	$44,350,000				$(37,766)	—	$(37,766)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Banc of America Securities LLC (PrimeX.FRM.1)	$6,378,775	7/25/36	4.420% monthly	$676,852	$539,080	$137,772
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	1,698,760	3/15/49	0.070% quarterly	(37,797)	(96,624)	58,827
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	2,475,194	3/15/49	0.070% monthly	(55,073)	(140,838)	85,765
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	1,540,000	2/17/51	0.350% monthly	(45,214)	(121,995)	76,781

Total	$12,092,729			$538,768	$179,623	$359,145

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$2,674,258	10/12/52	0.100% monthly	$31,449	$100,651	$(69,202)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	3,809,062	10/12/52	0.100% monthly	44,795	125,471	(80,676)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	3,111,558	10/12/52	0.100% quarterly	36,592	117,070	(80,478)

Total	$9,594,878			$112,836	$343,192	$(230,356)

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc.	$701,257	1/12/41	1-Month LIBOR	IOS.FN30.400.10	$(128)	$(3,457)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

At March 31, 2013, the Fund held collateral received from Morgan Stanley & Co. Inc. in the amount of $199,819 on credit default swap contracts valued at $36,592. Net exposure to the counterparty was $(163,227). Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

			Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$38,100	$(12,700)	$(3,856,879)	$(5,141,147)	$(8,972,626)
Credit Risk	—	(6,326,887)	—	622,316	(5,704,571)

Total	$38,100	$(6,339,587)	$(3,856,879)	$(4,518,831)	$(14,677,197)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$130,316
Written options	6,420,036
Futures contracts (to buy)	183,226,845
Futures contracts (to sell)	686,980,891

Notes to Schedule of Investments (unaudited) (continued)

Average notional balance
Interest rate swap contracts	$45,235,000
Credit default swap contracts (to buy protection)	64,870,909
Credit default swap contracts (to sell protection)	24,338,521

Total return swap contracts	738,835

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013